Exhibit 99.1

ETHZilla Announces Appointment of Jason New to Board of Directors

Palm Beach, FL – October 8, 2025 – ETHZilla Corporation (Nasdaq: ETHZ) (“ETHZilla” or the “Company”), today announced that Jason New, Vice Chairman of Investment Banking at Lazard, has been appointed as a member of its Board of Directors, effective immediately.

Mr. New brings more than two decades of experience in global credit, private equity, and alternative investments. He previously co-founded NovaWulf Management, a digital-asset investment and infrastructure platform, and served as Chief Executive Officer of Onex Credit Partners, a $25 billion alternative credit manager wholly owned by Onex Corporation. Earlier in his career, he spent 15 years at Blackstone, where he was Senior Managing Director and Global Co-Head of Distressed and Special Situations Investing for GSO Capital Partners (now Blackstone Credit).

“Jason’s deep expertise across credit markets and digital assets makes him an outstanding addition to our Board,” said McAndrew Rudisill, Chairman and Chief Executive Officer of ETHZilla. “On behalf of the Board, we are confident that Jason’s institutional investment and capital markets acumen will prove invaluable as we continue to scale ETHZilla’s role in bridging traditional and decentralized finance.”

“ETHZilla is helping redefine how institutional capital is deployed and managed across digital ecosystems,” said Mr. New. “I’m honored to join the Board of Directors and help advance the Company’s mission of connecting institutional finance with blockchain innovation.”

Mr. New holds a B.A. from Allegheny College and a J.D. from Duke University, where he serves on its Board of Visitors.

About ETHZilla

ETHZilla Corporation is a technology company in the decentralized finance industry. ETHZilla seeks to connect financial institutions, businesses and organizations worldwide by enabling secure, accessible blockchain transactions through Ethereum Network protocol implementations. It generates recurring revenues through various DeFi protocols that improve Ethereum network integrity and security. ETHZilla believes it has the unique capability to bring traditional assets on-chain via tokenization. Through its proprietary protocol implementations, ETHZilla facilitates DeFi transactions and asset digitization across multiple Layer 2 Ethereum networks. ETHZilla is working to offer tokenization solutions, DeFi protocol integration, blockchain analytics, traditional-to-digital asset conversion gateways, and other decentralized finance services.

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the Company’s recent convertible debenture sales, prior private placements and related transactions, recent OTC transaction, the amount, timing, and sources of funding for its previously announced stock repurchase program, the fact that common stock share repurchases may not be conducted in the timeframe or in the manner the Company expects, expectations regarding the capitalization, resources and ownership structure of the Company, the expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, the Company’s plans to continue to purchase ETH, the Company’s digital asset treasury strategy, the digital assets to be held by the Company, the Company’s current and anticipated yield strategies, including its participation in DeFi protocols, and future performance. Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the previously announced private placements, sale of convertible notes, and related transactions, including the Company’s digital asset treasury strategy; the Company’s ability to achieve profitable operations; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of cryptocurrencies and online betting; the Company’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s outstanding convertible notes, including the Company’s ability to repay such notes, covenants associated therewith and dilution caused by the conversion thereof into common stock, and security interests associated therewith; risks relating to the Company’s OTC transaction, including the Company’s ability to repay such facility, covenants associated therewith and security interests associated therewith; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; risks relating to iGaming operations; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K filed by the Company with the SEC on July 30, 2025 and August 11, 2025. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media Contact:
Prosek Partners
pro-ETH@prosek.com

Investor Contact:
Prosek Partners
ETHZ-IR@prosek.com

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